UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF WISCONSIN



In re:                             Case No. 96-22218-JES

VALUE MERCHANTS, INC.,             Chapter 7

           Debtor.


In re:                             Case No. 96-22219-JES

EVERYTHING'S A DOLLAR, INC.,       Chapter 7

           Debtor.


                             APPOINTMENT OF TRUSTEE

          Pursuant to Order of the Court converting said cases from cases under Chapter 11 of the Code to cases under Chapter 7; Michael F. Dubis is hereby appointed trustee in said cases.
          Dated this 2nd day of May, 1996.

                              M. SCOTT MICHEL
                              UNITED STATES TRUSTEE



                              /s/ John Robert Byrnes
                              John Robert Byrnes
                              Assistant United States Attorney